Federated Investors
World-Class Investment Manager

Federated Capital Income Fund, Inc.

Established 1988

(formerly, Federated Utility Fund, Inc.)

15TH ANNUAL REPORT

February 28, 2003

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated Capital Income Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated Capital Income Fund Inc. (formerly, Federated Utility Fund, Inc.) was created in 1988, and this is its 15th Annual Report. I have some good news, and very important news, to report: On December 19, 2002, shareholders approved changes in the fund's investment policy that should be beneficial to all shareholders. The new investment policy is designed to:

  improve opportunities for income. The fund's managers will seek stocks with high, stable or growing dividends across all industries and markets.
  further improve the fund's interest income potential. The fund's managers will invest a significant portion of its assets in a diversified portfolio of bonds in three categories--U.S. government, U.S. corporate, and international bonds.

The fund's managers are adapting to the significant changes in the Utility sector that occurred over the past five years-- specifically the substantial decline in the dividends and profitability of many stalwart utility companies along with the collapse of the telecommunications industry.

I would like to reiterate that the investment objective of the fund is current income and growth of income along with capital appreciation. The fund will select stocks and bonds with high, stable or growing dividend and interest income in all industries and markets. The fund will enable shareholders to have higher current monthly income and less volatility than would be available from a portfolio invested entirely in equities. The fund seeks to provide in a single portfolio the opportunities of active management consistent with its investment objective, while balancing income opportunities and risk across the equity and fixed-income markets.

This report covers the 12-month reporting period from March 1, 2002 through February 28, 2003. It begins with an interview with co-managers John L. Nichol, Vice President, and Joseph Balestrino, Senior Vice President, both of Passport Research, Ltd. Following their discussions of the fund's performance, strategy and holdings are two additional items of shareholder interest. First is a complete listing of the fund's 121 holdings in dividend-paying stocks, convertible and other fixed-income securities, and second is publication of the fund's financial statements.

The fund targets companies with proven management teams, strong balance sheets, disciplined capital allocation and spending processes, positive earnings revisions and trends, along with favorable valuation levels. Current holdings include: American Electric Power (Utilities), Verizon Communications (Telecommunication Services), FleetBoston Financial (Financials), and ChevronTexaco (Energy).

Individual share class total return performance and income distributions follows:1

	Net Asset Value Change	Income	Total Return
Class A Shares	$7.87 to $5.84 = (25.79)%	$0.330	(21.94)%
Class B Shares	$7.88 to $5.84 = (25.89)%	$0.279	(22.64)%
Class C Shares	$7.87 to $5.84 = (25.79)%	$0.279	(22.54)%
Class F Shares	$7.87 to $5.84 = (25.79)%	$0.330	(21.94)%

Dividends are generally dependable. Research shows that they are historically a large component of total return--especially during periods of diminished performance, when they are more significant than capital appreciation.2 Moreover, dividends have been a relatively steady part of total return in comparison to the much more volatile capital appreciation. Please note past performance is no guarantee of future results.

Thank you for being among the fund shareholders represented by this $382.3 million fund. Remember, reinvesting your monthly dividends is a convenient way to build the value of your account and help your shares increase through the benefit of compounding.

Federated is dedicated to helping investors like you meet their long-term goals. If you have any questions about your fund, or about any other Federated product, please contact your investment professional or visit us at www.federatedinvestors.com.

1 Performance quoted is based on net asset value, represents past performance, and is no guarantee of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F shares were (26.25)%, (26.72)%, (23.28)%, and (23.46)%, respectively. Current performance information is available on our website www.federatedinvestors.com or by calling 1-800-341-7400.

2 Sources: Bernstein Quantitative Research, Ned Davis Research.

This is the beginning of the newly approved investment policy for Federated Capital Income Fund. It is a significant change from the fund's previous approach, but we believe all shareholders should benefit from higher income dividends and greater diversification from both stocks and fixed-income investments. I urge you to read the following investment review by the fund's portfolio managers for an explanation of the value of this diversified income portfolio.

As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
April 15, 2003

John L. Nichol

Vice President

Passport Research Ltd.

Joseph Balestrino

Senior Vice President

Passport Research Ltd.

Investment Review

The past 12 months have been an extremely volatile and negative period for investors. How did the fund perform in this environment?

The stock market, as represented by the Standard & Poor's (S&P 500) Index,1 declined 21.83% in the first half of the fund's fiscal year and declined 3.28% in the second half, ending the reporting period with a total return of (24.39)%. Day-to-day volatility has been high, as the stock market has absorbed poor economic news, uncertainty about the second Gulf War, and anxiety over North Korea. It has been another very tough year for investment managers as well as equity fund shareholders.

Since December 19, 2002, when shareholders approved the name change and restructured, the fund's portfolio managers have been purposely moving assets out of utility and telecommunications holdings. Our investment strategy is to select stocks for their income potential and income growth. In addition, 40% of the fund's assets have been targeted for investment in attractive yielding bonds in three distinct sectors--domestic, investment-grade corporate bonds, domestic high-yield bonds and international bonds. These purchases will be deliberate and take time. Once accomplished, the resulting portfolio should help to increase shareholder's level of income.

Over the period from December 19, 2002 through February 28, 2003, investor demand for income-oriented asset classes drove interest rates lower. Additionally, with U.S. Treasury yields having fallen to the lowest levels in decades, demand for higher yielding bonds was especially strong. Thus, while all bond sectors generally experienced a positive environment, particularly strong were emerging market debt, high yield and investment grade corporate debt securities, all of which are emphasized in the bond position of the fund.

1 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

As a result of shareholder's approval of changes in the fund's name and holdings, what actions are the fund's managers taking?

All the fund's holdings have been reviewed to select high income-paying companies across all industry sectors. This approach also means substantially reducing the holdings in the Utility and Telecommunications sectors and a commitment to fixed-income securities.

Given the fund's current restructuring, how were the fund's assets allocated as of February 28, 2003?

The fund currently has 37.6% of its assets allocated to stocks. Breakdown by industry sector follows:

STOCKS

Industry	Percentage of Net Assets
Consumer Discretionary	1.8%
Consumer Staples	0.9%
Energy	3.2%
Financials	8.8%
Health Care	0.3%
Industrials	0.2%
Materials	1.6%
Telecommunication Services	6.7%
Utilities	14.1%

The fund currently has 51.7% of its assets allocated to bonds. Breakdown by bond type follows:

BONDS

Type	Percentage of Net Assets
Investment-Grade U.S. Bonds	6.0%
High-Yield Corporate Bonds	31.1%
International Bonds	14.6%

40%-50% of the fund's assets will be gradually invested in attractive yielding bonds for the purpose of generating more income and to provide diversification in the fund's holdings. Bonds provide an income stream, while equities over time provide capital appreciation.

The fund has experienced losses that can, in the future, offset capital gains when they occur, which may help the fund's managers in selling stocks.

What were the fund's top holdings as of February 28, 2003?

The top ten equity holdings were:

Company/Country	Sector	Percentage of Fund Assets
Exelon Corp.	Utility	3.0%
American Electric Power	Utility	2.6%
Alltel Corp.	Telecommunications	2.0%
ChevronTexaco Corp.	Energy	1.9%
NiSource, Inc.	Utility	1.8%
FleetBoston Financial Corp.	Financial	1.5%
Comerica, Inc.	Financial	1.4%
Great Plains Energy	Utility	1.3%
Verizon Comm.	Telecommunications	1.3%
SBC Comm.	Telecommunications	1.2%
TOTAL		18.0%

The top five bond holdings were:

Issue/Coupon/Maturity	Percentage of Fund Net Assets
U.S. Treasury Bond, 10.75% due 8/15/2005	2.0%
Government of Russia, 5.00% due 3/31/2030	1.6%
U.S. Treasury Note, 4.00% due 11/15/2012	1.1%
Pemex Project Funding, 7.375% due 12/15/2014	0.9%
Government of Mexico, 8.00% due 9/24/2022	0.9%
TOTAL	6.5%
What were some of the fund's recent equity purchases?

The following are examples of recent purchases:

NiSource, Inc. (1.8% of net assets) is a holding company whose operating companies engage in all phases of the natural gas business from exploration and production to transmission, storage and distribution. The stock is attractive due to its favorable valuation, high dividend yield, and stable cash flows.

ChevronTexaco (1.9% of net assets) is an integrated energy company with worldwide operations. Given the uncertainty in the world and the energy markets, ChevronTexaco was purchased due to its defensive characteristics, strong balance sheet, low valuations, and high dividend yield.

What were some of the fund's recent bond purchases?

Rather than focusing on individual bond securities, the bond position seeks to identify the most attractive bond sectors in terms of both income and price performance potential. To this end, which has greatly benefited shareholders over the reporting period, fund management has over-weighted both the high yield corporate and emerging debt markets. Both of these bond sectors have dramatically outperformed the lower yielding/higher quality bond sectors as investor demand for higher income has accelerated in the early part of 2003.

How do the fund managers view their long-term strategy, i.e., the fund's allocation between stocks and bonds selected for high current income for shareholders?

Since March 2000, there has been a dramatic change in the equity markets, as well as in investing psychology: Investors have lost money and do not want to lose any more. Additionally, investors are seeking dividends from stocks and income from bonds. Capital appreciation is important, but historically, dividends on stocks have been a big factor in a stock's increase in value. That has also been true of the S&P 500 Index's total returns over the decades. We believe income matters, and so we believe selection of stocks that pay dividends are important in building shareholder's wealth.

Within our equity selection, we believe that dividend income will be more important than ever to the total return earned in the marketplace. Therefore, we have focused the equity portfolio more intensively on stocks with high dividend yields relative to the market and to their own history.

In fixed-income issues, a diversified portfolio of investment-grade corporate debt issues, high-quality U.S. bonds, and foreign fixed-income securities has been established.2 Historically, these three categories have offered higher current yields than domestic securities and had a low correlation of returns.

In summary, the fund will appeal to shareholders desiring monthly income from an array of stocks with attractive dividend payouts, as well as interest income from a broadly diversified portfolio of bonds. We also believe that in the total returns the U.S. stock market will generate over the next three to five years, generous income dividends will be beneficial to shareholders.

2 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

Shareholder Meeting Results

A Special Meeting of Shareholders of Federated Utility Fund Inc., was held on December 2, 2002. The following items, were voted on at the meeting:

AGENDA ITEM 1

To approve or disapprove deletion of the Fund's investment policy regarding investing in the utilities industry and investment grade fixed income securities.

For	Against	Abstained
36,789,024	1,363,341	1,587,555

AGENDA ITEM 2

To approve or disapprove a proposed Plan and Agreement of Reorganization ("Agreement") changing the form of organization of the Fund from a Maryland corporation to a Massachusetts business trust. Pursuant to the Agreement, a newly created portfolio (the "Reorganized Fund") of Federated Income Securities Trust, a Massachusetts business trust, would acquire all of the assets (subject to the liabilities) of the Fund in exchange for shares of beneficial interest of the Reorganized Fund to be distributed pro rata by the Fund to its shareholders in complete liquidation and dissolution of the Fund.

For	Against	Abstained
36,693,647	1,368,003	1,675,270

Federated Capital Income Fund, Inc.--Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Income Fund, Inc. (Class A Shares) (the "Fund") from February 28, 1993 to February 28, 2003, compared to the Standard & Poor's 500 Utilities Index (SP500U).2 As a result of changes to the Fund's investment strategy that were effective on December 20, 2002, the Fund has elected to change its benchmark from the SP500U to Russell 1000 Value Index (RU1000V), the J.P. Morgan Emerging Markets Bond Index (JPEMB), the Lehman Brothers High Yield Composite Bond Index (LBHYB) and the Lehman Brothers Mortgage Backed Securities Index (LBMBI). These new indices are more representative of the securities held by the Fund under the new investment strategy. The graph also includes the Lipper Income Funds Average (LIFA).3

Average Annual Total Returns[4] for the Period Ended 2/28/2003
1 Year	(26.25)%
5 Years	(9.27)%
10 Years	0.88%
Start of Performance (5/27/1988)	5.56%

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). As of October 1, 1994, the maximum sales charge is 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The SP500U, RU1000V, JPEMB, LBHYB, LBMBI and the LIFA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The SP500U, RU1000V, JPEMB, LBHYB, LBMBI and the LIFA are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The SP500U is an unmanaged market cap-weighted index of natural gas and electric companies. The RU1000V is an unmanaged index that measures the performance of the 1000 largest of the 3000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The JPEMB Index is an unmanaged index tracking total returns for external currency denominated debt instruments. The LBHYB is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The LBMBI is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and FHLMC. Lipper averages represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. The fund has elected to change its benchmark from the SP500U t o the RU1000V, JPEMB, LBHYB and LBMBI. The RU1000V, JPEMB, LBHYB and LBMBI are more representative of the securities typically held by the fund. Investments cannot be made in an index.

4 Total return quoted reflects all applicable sales charges.

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Federated Capital Income Fund, Inc.--Class B Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Income Fund, Inc. (Class B Shares) (the "Fund") from September 28, 1994 (start of performance) to February 28, 2003, compared to the Standard & Poor's 500 Utilities Index (SP500U).2 As a result of changes to the Fund's investment strategy that were effective on December 20, 2002, the Fund has elected to change its benchmark from the SP500U to Russell 1000 Value Index (RU1000V), the J.P. Morgan Emerging Markets Bond Index (JPEMB), the Lehman Brothers High Yield Composite Bond Index (LBHYB) and the Lehman Brothers Mortgage Backed Securities Index (LBMBI). These new indices are more representative of the securities held by the Fund under the new investment strategy. The graph also includes the Lipper Income Funds Average (LIFA).3

Average Annual Total Returns[4] for the Period Ended 2/28/2003
1 Year	(26.72)%
5 Years	(9.19)%
Start of Performance (9/28/1994)	0.84%

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The SP500U, RU1000V, JPEMB, LBHYB, LBMBI and the LIFA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The SP500U, RU1000V, JPEMB, LBHYB, LBMBI and the LIFA are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The SP500U is an unmanaged market cap-weighted index of natural gas and electric companies. The RU1000V is an unmanaged index that measures the performance of the 1000 largest of the 3000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The JPEMB is an unmanaged index tracking total returns for external currency denominated debt instruments. The LBHYB is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The LBMBI is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and FHLMC. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. The fund has elected to change its benchmark from the SP500U to the R U1000V, JPEMB, LBHYB and LBMBI. The RU1000V, JPEMB, LBHYB and LBMBI are more representative of the securities typically held by the fund. Investments cannot be made in an index.

4 Total return quoted reflects all contingent deferred sales charges.

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Federated Capital Income Fund, Inc.--Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Income Fund, Inc. (Class C Shares) (the "Fund") from April 27, 1993 (start of performance) to February 28, 2003, compared to the Standard & Poor's 500 Utilities Index (SP500U).2 As a result of changes to the Fund's investment strategy that were effective on December 20, 2002, the Fund has elected to change its benchmark from the SP500U to Russell 1000 Value Index (RU1000V), the J.P. Morgan Emerging Markets Bond Index (JPEMB), the Lehman Brothers High Yield Composite Bond Index (LBHYB) and the Lehman Brothers Mortgage Backed Securities Index (LBMBI). These new indices are more representative of the securities held by the Fund under the new investment strategy. The graph also includes the Lipper Income Funds Average (LIFA).3

Average Annual Total Returns[4] for the Period Ended 2/28/2003
1 Year	(23.28)%
5 Years	(8.93)%
Start of Performance (4/27/1993)	0.61%

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The SP500U, RU1000V, JPEMB, LBHYB, LBMBI and the LIFA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The SP500U, RU1000V, JPEMB, LBHYB, LBMBI and the LIFA are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The SP500U is an unmanaged market cap-weighted index of natural gas and electric companies. The RU1000V is an unmanaged index that measures the performance of the 1000 largest of the 3000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The JPEMB is an unmanaged index tracking total returns for external currency denominated debt instruments. The LBHYB is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The LBMBI is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and FHLMC. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. The fund has elected to change its benchmark from the SP500U to the R U1000V, JPEMB, LBHYB and LBMBI. The RU1000V, JPEMB, LBHYB and LBMBI are more representative of the securities typically held by the fund. Investments cannot be made in an index.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Federated Capital Income Fund, Inc.--Class F Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Income Fund, Inc. (Class F Shares) (the "Fund") from June 1, 1996 (start of performance) to February 28, 2003, compared to the Standard & Poor's 500 Utilities Index (SP500U).2 As a result of changes to the Fund's investment strategy that were effective on December 20, 2002, the Fund has elected to change its benchmark from the SP500U to Russell 1000 Value Index (RU1000V), the J.P. Morgan Emerging Markets Bond Index (JPEMB), the Lehman Brothers High Yield Composite Bond Index (LBHYB) and the Lehman Brothers Mortgage Backed Securities Index (LBMBI). These new indices are more representative of the securities held by the Fund under the new investment strategy. The graph also includes the Lipper Income Funds Average (LIFA).3

Average Annual Total Returns[4] for the Period Ended 2/28/2003
1 Year	(23.46)%
5 Years	(8.41)%
Start of Performance (6/1/1996)	(1.55)%

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The SP500U, RU1000V, JPEMB, LBHYB, LBMBI and the LIFA have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The SP500U, RU1000V, JPEMB, LBHYB, LBMBI and the LIFA are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The SP500U is an unmanaged market cap-weighted index of natural gas and electric companies. The RU1000V is an unmanaged index that measures the performance of the 1000 largest of the 3000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The JPEMB is an unmanaged index tracking total returns for external currency denominated debt instruments. The LBHYB is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million and at least one year to maturity. The LBMBI is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and FHLMC. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. The fund has elected to change its benchmark from the SP500U to the R U1000V, JPEMB, LBHYB and LBMBI. The RU1000V, JPEMB, LBHYB and LBMBI are more representative of the securities typically held by the fund. Investments cannot be made in an index.

4 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Portfolio of Investments

February 28, 2003

Shares			Value
		COMMON STOCKS--31.5%
		Consumer Discretionary--1.8%
136,500		Eastman Kodak Co.	$4,040,400
138,200		May Department Stores Co.	2,711,484

		TOTAL	6,751,884

		Consumer Staples--0.9%
88,200		Altria Group, Inc.	3,408,930

		Energy--3.2%
26,600		BP Amoco PLC, ADR	1,013,726
114,700		ChevronTexaco Corp.	7,360,299
16,253		ConocoPhillips	824,027
53,000	[1]	Diamond Offshore Drilling, Inc.	1,163,350
12,800	[1]	Ente Nazionale Idrocarburi, ADR	943,360
41,500		Marathon Oil Corp.	958,235

		TOTAL	12,262,997

		Financials--8.8%
62,100		AMB Property Corp.	1,738,800
39,700		Amsouth Bancorporation	817,820
23,100		Apartment Investment & Management Co., Class A	849,387
37,600		Archstone-Smith Trust	829,080
26,000		Boston Properties, Inc.	967,200
130,300		Comerica, Inc.	5,339,694
28,400		Equity Office Properties Trust	696,652
233,100		FleetBoston Financial Corp.	5,724,936
41,300		Highwoods Properties, Inc.	867,713
76,900		iStar Financial, Inc.	2,183,960
190,600		J.P. Morgan Chase & Co.	4,322,808
30,000		KeyCorp	711,900
127,100		Lincoln National Corp.	3,600,743
30,100		Peoples Bank Bridgeport	774,744
43,800		Public Storage, Inc.	1,445,400
35,600	[1]	Reckson Associates Realty Corp.	718,052
54,400		Vornado Realty Trust	1,904,000

		TOTAL	33,492,889

Shares			Value
		COMMON STOCKS--continued
		Health Care--0.3%
56,700		Bristol-Myers Squibb Co.	$1,321,110

		Industrials--0.2%
72,700		ServiceMaster Co.	710,279

		Materials--1.6%
96,000	[1]	Anglo American PLC, ADR	1,380,480
34,700	[1]	Cemex S.A. de C.V., ADR	622,865
57,500		Dow Chemical Co.	1,569,750
31,700		Du Pont (E.I.) de Nemours & Co.	1,162,439
66,100		MeadWestvaco Corp.	1,532,859

		TOTAL	6,268,393

		Telecommunication Services--4.7%
29,700		AT&T Corp.	550,638
37,800		BCE, Inc.	708,372
163,100		BellSouth Corp.	3,534,377
222,200		SBC Communications, Inc.	4,621,760
171,700		Sprint Corp. (FON Group)	2,180,590
9,200	[1]	Telecom Italia SpA, ADR	633,880
23,400	[1]	Telefonos de Mexico, Class L, ADR	680,238
147,500		Verizon Communications	5,100,550

		TOTAL	18,010,405

		Utilities--10.0%
76,800		American Electric Power Co., Inc.	1,672,704
561,400		CenterPoint Energy, Inc.	2,610,510
54,000		Consolidated Edison Co.	2,106,000
184,700		DPL, Inc.	2,234,870
78,600	[1]	DQE, Inc.	1,061,100
232,400		Exelon Corp.	11,422,460
226,100	[1]	Great Plains Energy, Inc.	5,125,687
167,400	[1]	Korea Electric Power Corp., ADR	1,381,050
30,200	[1]	NICOR, Inc.	908,718
91,400		National Fuel Gas Co.	1,785,956
21,000		National Grid Group PLC, ADR	673,470
397,711		NiSource, Inc.	6,737,224
19,300		Public Service Enterprises Group, Inc.	668,359

		TOTAL	38,388,108

		TOTAL COMMON STOCKS (IDENTIFIED COST $127,169,031)	120,614,995

Principal Amount			Value
		CORPORATE BONDS--11.4%
		Aerospace & Defense--0.4%
$1,500,000		Raytheon Co., 8.2%, 3/01/2006	$1,687,230

		Banking--1.4%
1,500,000	[2]	Barclays Bank PLC, Bond, 8.55%, 9/29/2049	1,743,315
1,500,000		PNC Funding Corp., Sub. Note, 6.875%, 7/15/2007	1,696,965
1,500,000		US BANK N.A., 6.3%, 2/04/2014	1,721,085

		TOTAL	5,161,365

		Broadcast Radio & TV--0.3%
1,000,000		Grupo Televisa S.A., Sr. Note, 8.5%, 3/11/2032	932,500

		Building & Development--0.4%
1,500,000		Masco Corp., Note, 5.875%, 7/15/2012	1,612,080

		Cable & Wireless Television--0.1%
550,000		Innova S De R.L., Sr. Note, 12.875%, 4/01/2007	461,751

		Ecological Services & Equipment--0.4%
1,500,000		USA Waste Services, Inc., Sr. Note, 7.125%, 10/01/2007	1,678,125

		Finance - Automotive--0.4%
1,500,000		General Motors Acceptance, 6.875%, 9/15/2011	1,502,040

		Finance - Retail--0.4%
1,500,000		Household Finance Corp., 7%, 5/15/2012	1,690,680

		Financial Intermediaries--0.4%
1,500,000		Waddell & Reed Financial, Inc., 7.5%, 1/18/2006	1,646,820

		Financial Services--0.5%
1,500,000		General Electric Capital Corp., Note, (Series MTN), 6.75%, 3/15/2032	1,711,035

		Food Products--0.5%
1,500,000		Kellogg Co., 7.45%, 4/01/2031	1,854,840

		Health Care--0.4%
1,500,000		HCA - The Healthcare Corp., 6.95%, 5/01/2012	1,608,000

		Oil & Gas--1.5%
3,500,000	[2]	Pemex Project Funding Master, Bond, 7.375%, 12/15/2014	3,607,380
1,850,000	[2]	Petronas Capital Ltd., Company Guarantee, (Series 144A), 7.875%, 5/22/2022	2,031,244

		TOTAL	5,638,624

		Printing & Publishing--0.5%
1,500,000		Reed Elsevier, Inc., 6.75%, 8/01/2011	1,735,515

		Retailers--0.6%
1,500,000		Federated Department Stores, Inc., 6.625%, 4/01/2011	1,655,295
500,000		Grupo Elektra S.A. de C.V., Sr. Note, 12%, 4/01/2008	431,250

		TOTAL	2,086,545

Principal Amount			Value
		CORPORATE BONDS--continued
		Supranational--0.4%
$1,500,000		Corp Andina De Fomento, Bond, 7.375%, 1/18/2011	$1,616,670

		Telecommunications & Cellular--1.6%
1,500,000		CenturyTel, Inc., 8.375%, 10/15/2010	1,822,665
1,700,000		PCCW-HKTC Capital Ltd., Company Guarantee, (Series REGS), 7.75%, 11/15/2011	1,808,851
900,000		Philippine Long Distance, Sr. Unsub., 11.375%, 5/15/2012	873,000
1,500,000		Telecom de Puerto Rico, Note, 6.65%, 5/15/2006	1,632,975

		TOTAL	6,137,491

		Utilities--1.2%
1,500,000		Arizona Public Service Co., 6.375%, 10/15/2011	1,626,600
1,500,000		FirstEnergy Corp., 6.45%, 11/15/2011	1,533,255
1,500,000	[2]	Gazprom, 9.625%, (Series 144A), 3/01/2013	1,542,750

		TOTAL	4,702,605

		TOTAL CORPORATE BONDS (IDENTIFIED COST $42,210,319)	43,463,916

		GOVERNMENT/AGENCY--14.6%
		Government Agency--0.1%
500,000		Banque Centrale de Tunis, Unsub., 7.375%, 4/25/2012	535,000

		Sovereign--14.5%
4,248,365		Brazil, Gov Brady, C Bond, 8%, 4/15/2014	3,165,032
3,000,000		Brazil, Government of, 10.125%, 5/15/2027	2,032,500
2,500,000		Brazil, Government of, Bond, 11.5%, 3/12/2008	2,112,500
2,600,000		Brazil, Government of, Note, 11%, 1/11/2012	2,028,000
2,000,000		Brazil, Government of, Note, 12%, 4/15/2010	1,675,000
3,000,000		Brazil, Government of, Unsub., 11%, 8/17/2040	2,130,000
1,350,000		Bulgaria, Government of, Bond, (Series REGS), 8.25%, 1/15/2015	1,540,620
2,900,000		Colombia, Government of, 10%, 1/23/2012	2,892,750
300,000		Dominican Republic, Government of, Bond, (Series REGS), 9.5%, 9/27/2006	319,382
350,000		El Salvador, Government, Bond, (Series REGS), 8.25%, 4/10/2032	335,563
500,000	[2]	El Salvador, Government of, Bond, (Series 144a), 7.75%, 1/24/2023	518,750
3,400,000		Mexico, Government of, Bond, 8%, 9/24/2022	3,536,850
3,000,000		Mexico, Government of, Bond, (Series MTN), 8.3%, 8/15/2031	3,179,250
2,800,000		Mexico, Government of, Note, 6.375%, 1/16/2013	2,779,000
2,000,000		Mexico, Government of, Note, 7.5%, 1/14/2012	2,145,000
1,750,000		Mexico, Government of, Note, 9.875%, 2/01/2010	2,128,438
450,000		Panama, Government of, Bond, 9.375%, 1/16/2023	459,000
Principal Amount or Shares			Value
		GOVERNMENT/AGENCY--continued
		Sovereign--continued
$2,400,000		Peru, Government of, Note, 9.875%, 2/06/2015	$2,504,400
1,000,000		Philippines, Government, 9.875%, 1/15/2019	990,000
600,000		Philippines, Government of, Note, 10.625%, 3/16/2025	618,000
2,500,000		Russia, Government of, (Series REGS), 8.25%, 3/31/2010	2,759,250
2,300,000		Russia, Government of, (Series REGS), 10.%, 6/26/2007	2,722,280
7,200,000	[2]	Russia, Government of, Unsub., (Series REGS), 3/31/2030	6,169,320
1,200,000		South Africa, Government, Note, 7.375%, 4/25/2012	1,356,000
2,300,000		Turkey, Government of, 11%, 1/14/2013	2,317,250
1,200,000		Turkey, Government of, Sr. Unsub., 11.875%, 1/15/2030	1,276,500
588,000		Ukraine, Government of, Sr. Note, (Series REGS, 11%, 3/15/2007	640,009
1,800,000		Venezuela, Government of, Bond, 9.25%, 9/15/2027	1,105,200

		TOTAL	55,435,844

		TOTAL GOVERNMENT/AGENCY (IDENTIFIED COST $54,786,858)	55,970,844

		PREFERRED STOCKS--6.1%
		Telecommunication Services--2.0%
169,000		Alltel Corp., DECS, $3.875	7,757,100

		Utilities--4.1%
241,800		American Electric Power, DECS, $4.625	8,194,602
296,400	[1]	Duke Energy Corp., PRIDES, (Series B), $2.000	3,432,312
25,900		Public Service Enterprises Group, Inc., PRIDES, $5.125	1,340,325
109,800		Sempra Energy, DECS, $2.125	2,612,142

		TOTAL	15,579,381

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $28,731,396)	23,336,481

		MUTUAL FUNDS AND OTHERS--40.2%
1,070,205		Federated Mortgage Core Portfolio	11,065,915
156,000		iShares GS Investop Corp. Bond	17,236,440
31,348,139		Prime Value Obligations Fund, (Class IS)	31,348,139
18,891,714		Prime Value Obligations Fund (Class IS) (held as collateral for securities lending)	18,891,714
12,127,866		High Yield Bond Portfolio	75,192,771

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $152,891,094)	153,734,979

Principal Amount			Value
		U.S. TREASURY--3.1%
$6,300,000		United States Treasury Bond, 10.750%, 8/15/2005	$7,668,297
4,000,000		United States Treasury Note, 4.000%, 11/15/2012	4,102,480

		TOTAL (IDENTIFIED COST $11,612,906)	11,770,777

		TOTAL INVESTMENTS (IDENTIFIED COST $417,401,604)[3]	$408,891,992

1 Certain shares are temporarily on loan to unaffiliated broker/dealers.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid by criteria approved by the fund's Board of Directors. At February 28, 2003, these securities amounted to $15,612,759 which represents 4.1% of net assets.

3 The cost of investments for federal tax purposes amounts to $421,847,112.

Note: The categories of investments are shown as a percentage of net assets ($382,350,992) at February 28, 2003.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
MTN	--Medium Term Note
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

February 28, 2003

Assets:
Total investments in securities, at value (identified cost $417,401,604)		$408,891,992
Cash		11,662
Income receivable		2,984,980
Receivable for shares sold		441,105

TOTAL ASSETS		412,329,739

Liabilities:
Payable for investments purchased	$9,318,753
Payable on collateral due to broker	18,891,714
Payable for shares redeemed	981,723
Income distribution payable	364,537
Accrued expenses	422,020

TOTAL LIABILITIES		29,978,747

Net assets for 65,485,322 shares outstanding		$382,350,992

Net Assets Consist of:
Paid in capital		$754,982,298
Net unrealized depreciation of investments		(8,509,612)
Accumulated net realized loss on investments, options and foreign currency transactions		(365,208,853)
Undistributed net investment income		1,087,159

TOTAL NET ASSETS		$382,350,992

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($213,915,358 ÷ 36,634,265 shares outstanding)		$5.84

Offering price per share (100/94.50 of $5.84)[1]		$6.18

Redemption proceeds per share		$5.84

Class B Shares:
Net asset value per share ($35,408,941 ÷ 6,058,048 shares outstanding)		$5.84

Offering price per share		$5.84

Redemption proceeds per share (94.50/100 of $5.84)[1]		$5.52

Class C Shares:
Net asset value per share ($13,063,318 ÷ 2,237,148 shares outstanding)		$5.84

Offering price per share		$5.84

Redemption proceeds per share (99.00/100 of $5.84)[1]		$5.78

Class F Shares:
Net asset value per share ($119,963,375 ÷ 20,555,861 shares outstanding)		$5.84

Offering price per share (100/99.00 of $5.84)[1]		$5.90

Redemption proceeds per share (99.00/100 of $5.84)[1]		$5.78

1 See "What Do Shares Cost?" in the Prospectus

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended February 28, 2003

Investment Income:
Dividends (net of foreign taxes withheld of $127,211)			$29,200,275
Interest (including security loaned of $347,409)			2,115,247

TOTAL INCOME			31,315,522

Expenses:
Investment adviser fee		$3,718,831
Administrative personnel and services fee		372,875
Custodian fees		30,330
Transfer and dividend disbursing agent fees and expenses		941,524
Directors'/Trustees' fees		14,900
Auditing fees		17,845
Legal fees		3,250
Portfolio accounting fees		141,357
Distribution services fee--Class B Shares		349,513
Distribution services fee--Class C Shares		126,579
Shareholder services fee--Class A Shares		690,162
Shareholder services fee--Class B Shares		116,504
Shareholder services fee--Class C Shares		42,193
Shareholder services fee--Class F Shares		390,750
Share registration costs		58,582
Printing and postage		263,387
Insurance premiums		3,311
Taxes		42,162
Miscellaneous		8,024

TOTAL EXPENSES		7,332,079

Reimbursement and Expense Reduction:
Reimbursement of investment adviser fee	$(7,944)
Fees paid indirectly from directed broker arrangements	(195,986)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(203,930)

Net expenses			7,128,149

Net investment income			24,187,373

Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(152,844,010)
Net realized gain on options			35,568
Net change in unrealized depreciation of investments, options and translation of assets and liabilities in foreign currency			(1,841,148)

Net realized and unrealized loss on investments, options and foreign currency			(154,649,590)

Change in net assets resulting from operations			$(130,462,217)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended February 28	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$24,187,373	$30,533,844
Net realized loss on investments, options and foreign currency transactions	(152,808,442)	(126,798,792)
Net change in unrealized appreciation/depreciation of investments, options and foreign currency	(1,841,148)	(56,200,677)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(130,462,217)	(152,465,625)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(13,409,407)	(17,758,967)
Class B Shares	(1,904,164)	(2,619,311)
Class C Shares	(691,463)	(913,384)
Class F Shares	(7,595,030)	(10,312,983)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(23,600,064)	(31,604,645)

Share Transactions:
Proceeds from sale of shares	17,906,340	24,101,201
Net asset value of shares issued to shareholders in payment of distributions declared	18,670,801	26,309,418
Cost of shares redeemed	(155,079,203)	(185,309,747)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(118,502,062)	(134,899,128)

Change in net assets	(272,564,343)	(318,969,398)

Net Assets:
Beginning of period	654,915,335	973,884,733

End of period (including undistributed net investment income of $1,087,159 and $521,872, respectively)	$382,350,992	$654,915,335

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2003	2002	2001	2000 [1]	1999
Net Asset Value, Beginning of Period	$7.87	$9.94	$11.62	$12.42	$14.07
Income From Investment Operations:
Net investment income	0.33	0.34 [2]	0.31	0.36	0.38
Net realized and unrealized gain (loss) on investments, options and foreign currency	(2.03)	(2.05)[2]	(1.49)	0.34	0.64

TOTAL FROM INVESTMENT OPERATIONS	(1.70)	(1.71)	(1.18)	0.70	1.02

Less Distributions:
Distributions from net investment income	(0.33)	(0.36)	(0.36)	(0.36)	(0.36)
Distributions from net realized gain on investments and foreign currency transactions	--	--	(0.14)	(1.14)	(2.31)

TOTAL DISTRIBUTIONS	(0.33)	(0.36)	(0.50)	(1.50)	(2.67)

Net Asset Value, End of Period	$5.84	$7.87	$ 9.94	$11.62	$12.42

Total Return[3]	(21.94)%	(17.58)%	(10.41)%	5.44%	7.04%

Ratios to Average Net Assets:

Expenses	1.38%[4]	1.27%	1.24%	1.24%	1.23%

Net investment income	4.98%	3.77%[2]	2.76%	2.86%	2.79%

Expense waiver/reimbursement[5]	0.00%[6]	--	0.01%	0.01%	0.01%

Supplemental Data:

Net assets, end of period (000 omitted)	$213,915	$363,449	$523,944	$688,761	$756,510

Portfolio turnover	140%	95%	84%	127%	94%

1 Beginning with the year ended February 29, 2000, the Fund was audited by Deloitte & Touche LLP. The previous year was audited by other auditors.

2 Effective March 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended February 28, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.34% after taking into account these expense reductions.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2003	2002	2001	2000 [1]	1999
Net Asset Value, Beginning of Period	$7.88	$9.95	$11.63	$12.42	$14.08
Income From Investment Operations:
Net investment income	0.28	0.28 [2]	0.23	0.26	0.28
Net realized and unrealized gain (loss) on investments, options and foreign currency	(2.04)	(2.06)[2]	(1.50)	0.35	0.63

TOTAL FROM INVESTMENT OPERATIONS	(1.76)	(1.78)	(1.27)	0.61	0.91

Less Distributions:
Distributions from net investment income	(0.28)	(0.29)	(0.27)	(0.26)	(0.26)
Distributions from net realized gain on investments and foreign currency transactions	--	--	(0.14)	(1.14)	(2.31)

TOTAL DISTRIBUTIONS	(0.28)	(0.29)	(0.41)	(1.40)	(2.57)

Net Asset Value, End of Period	$5.84	$7.88	$ 9.95	$11.63	$12.42

Total Return[3]	(22.64)%	(18.19)%	(11.09)%	4.73%	6.18%

Ratios to Average Net Assets:

Expenses	2.13%[4]	2.02%	2.00%	1.99%	1.98%

Net investment income	4.20%	3.01%[2]	2.01%	2.10%	2.04%

Expense waiver/reimbursement[5]	0.00%[6]	--	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$35,409	$63,249	$100,487	$135,245	$142,858

Portfolio turnover	140%	95%	84%	127%	94%

1 Beginning with the year ended February 29, 2000, the Fund was audited by Deloitte & Touche LLP. The previous year was audited by other auditors.

2 Effective March 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended February 28, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 2.09% after taking into account these expense reductions.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2003	2002	2001	2000 [1]	1999
Net Asset Value, Beginning of Period	$7.87	$9.94	$11.62	$12.42	$14.07
Income From Investment Operations:
Net investment income	0.29	0.28 [2]	0.23	0.26	0.28
Net realized and unrealized gain (loss) on investments, options and foreign currency	(2.04)	(2.06)[2]	(1.49)	0.34	0.64

TOTAL FROM INVESTMENT OPERATIONS	(1.75)	(1.78)	(1.26)	0.60	0.92

Less Distributions:
Distributions from net investment income	(0.28)	(0.29)	(0.28)	(0.26)	(0.26)
Distributions from net realized gain on investments and foreign currency transactions	--	--	(0.14)	(1.14)	(2.31)

TOTAL DISTRIBUTIONS	(0.28)	(0.29)	(0.42)	(1.40)	(2.57)

Net Asset Value, End of Period	$5.84	$7.87	$ 9.94	$11.62	$12.42

Total Return[3]	(22.54)%	(18.21)%	(11.09)%	4.65%	6.25%

Ratios to Average Net Assets:

Expenses	2.13%[4]	2.02%	2.00%	1.99%	1.98%

Net investment income	4.22%	3.01%[2]	2.00%	2.11%	2.03%

Expense waiver/reimbursement[5]	0.00%[6]	--	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$13,063	$22,467	$34,223	$51,708	$58,012

Portfolio turnover	140%	95%	84%	127%	94%

1 Beginning with the year ended February 29, 2000, the Fund was audited by Deloitte & Touche LLP. The previous year was audited by other auditors.

2 Effective March 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended February 28, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 2.09% after taking into account these expense reductions.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2003	2002	2001	2000 [1]	1999
Net Asset Value, Beginning of Period	$7.87	$9.94	$11.62	$12.41	$14.07
Income From Investment Operations:
Net investment income	0.36	0.36 [2]	0.33	0.37	0.39
Net realized and unrealized gain (loss) on investments, options and foreign currency	(2.06)	(2.07)[2]	(1.51)	0.34	0.63

TOTAL FROM INVESTMENT OPERATIONS	(1.70)	(1.71)	(1.18)	0.71	1.02

Less Distributions:
Distributions from net investment income	(0.33)	(0.36)	(0.36)	(0.36)	(0.37)
Distributions from net realized gain on investments and foreign currency transactions	--	--	(0.14)	(1.14)	(2.31)

TOTAL DISTRIBUTIONS	(0.33)	(0.36)	(0.50)	(1.50)	(2.68)

Net Asset Value, End of Period	$5.84	$7.87	$ 9.94	$11.62	$12.41

Total Return[3]	(21.94)%	(17.58)%	(10.40)%	5.55%	6.99%

Ratios to Average Net Assets:

Expenses	1.38%[4]	1.27%	1.22%	1.21%	1.20%

Net investment income	4.97%	3.76%[2]	2.78%	2.89%	2.81%

Expense waiver/reimbursement[5]	0.00%[6]	--	0.03%	0.03%	0.03%

Supplemental Data:

Net assets, end of period (000 omitted)	$119,963	$205,750	$315,231	$461,145	$558,020

Portfolio turnover	140%	95%	84%	127%	94%

1 Beginning with the year ended February 29, 2000, the Fund was audited by Deloitte & Touche LLP. The previous year was audited by other auditors.

2 Effective March 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended February 28, 2002, this change had no effect on the net investment income per share, net realized and unrealized gain (loss) on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to February 28, 2002 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.34% after taking into account these expense reductions.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

6 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

February 28, 2003

ORGANIZATION

Federated Capital Income Fund, Inc. (formerly, the Federated Utility Fund, Inc.) (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed corporate bonds, other fixed income securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Investments in other open-end regulated investment companies are valued at net asset value. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Investments in other open-end registered investment companies are valued at net asset value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of the collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discount on fixed income securities are amortized/accreted. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At February 28, 2003, the Fund had no outstanding foreign currency commitments.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended February 28, 2003, the Fund had a realized gain of $35,568 on written options.

Contracts	Number of Contracts	Premium
Outstanding at 2/28/2002	--	--

Options written	4,257	$ 435,736

Options expired	(245)	$ (28,664)

Options closed	(4,012)	$(407,072)

Outstanding at 2/28/2003	--	--

At February 28, 2003, the Fund had no outstanding options contracts.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of February 28, 2003, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$17,994,501	$18,891,714

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CHANGE IN ACCOUNTING POLICY

Effective March 1, 2001, the Fund adopted the provisions of the revised American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies (the "Guide"). For financial statement purposes, the revised Guide requires the Fund to amortize premium and discount on all fixed income securities and to classify gains and losses realized on principal payments received on mortgage-backed securities (pay-down gains and losses) as part of interest income.

Upon initial adoption, the Fund adjusted its cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the Funds' net asset value or distributions, but changes the classification of certain amounts between interest income and realized and unrealized gain/loss on the Statement of Operations. The cumulative effect to the Fund resulting from the adoption of premium and discount amortization and recognition of paydown gains and losses as part of interest income on the financial statements is as follows:

As of 3/1/2001			For the year ended 2/28/2002
Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation	Net Realized Loss
$3,207	$3,207	$34,811	$3,207	$(38,018)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

CAPITAL STOCK

At February 28, 2003, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	250,000,000
Class B Shares	250,000,000
Class C Shares	250,000,000
Class F Shares	250,000,000
TOTAL	1,000,000,000

Transactions in capital stock were as follows:

Year Ended February 28	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,594,119	$10,659,520	1,678,744	$15,616,942
Shares issued to shareholders in payment of distributions declared	1,803,956	11,829,989	1,769,477	15,890,570
Shares redeemed	(12,916,586)	(86,174,138)	(10,000,350)	(91,040,902)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(9,518,511)	$(63,684,629)	(6,552,129)	$(59,533,390)

Year Ended February 28	2003		2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	674,695	$4,319,223	521,663	$4,810,856
Shares issued to shareholders in payment of distributions declared	224,127	1,471,099	240,026	2,160,947
Shares redeemed	(2,866,655)	(19,202,546)	(2,836,761)	(25,801,338)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,967,833)	$(13,412,224)	(2,075,072)	$(18,829,535)

Year Ended February 28	2003		2002
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	166,198	$1,080,839	108,945	$973,812
Shares issued to shareholders in Payment of distributions declared	69,893	457,499	82,113	740,432
Shares redeemed	(853,152)	(5,711,454)	(780,804)	(7,064,516)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(617,061)	$(4,173,116)	(589,746)	$(5,350,272)

Year Ended February 28	2003		2002
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	273,153	$1,846,758	303,505	$2,699,591
Shares issued to shareholders in payment of distributions declared	749,857	4,912,214	833,730	7,517,469
Shares redeemed	(6,604,674)	(43,991,065)	(6,717,298)	(61,402,991)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(5,581,664)	$(37,232,093)	(5,580,063)	$(51,185,931)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(17,685,069)	$(118,502,062)	(14,797,010)	$(134,899,128)

FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, and discount accretion/premium amortization on debt securities.

For the year ended February 28, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Undistributed Net Investment Income (Loss)	Paid-In Capital	Accumulated Net Realized Gains (Losses)
$(22,022)	$(119,590)	$141,612

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended February 28, 2002 and February 28, 2003, were as follows:

	2003	2002
Ordinary income[1]	$23,600,064	$31,604,645
Long-term capital gains	--	--

TOTAL	$23,600,064	$31,604,645

1 For tax purposes short-term capital gain distributions are considered ordinary income.

As of February 28, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 2,824,774

Undistributed long-term capital gain	$ --

Unrealized depreciation	$ 12,955,120

Capital loss carryforward	$ 326,045,073

At February 28, 2003, the cost of investments for federal tax purposes was $421,847,112. The net unrealized depreciation of investments for federal tax purposes was $12,955,120. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $3,230,638 and net unrealized depreciation from investments for those securities having an excess of cost over value of $16,185,758.

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and on investments in passive foreign investment companies and the amortization/accretion tax elections on fixed income securities.

At February 28, 2003, the Fund had a capital loss carryforward of $326,045,073 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$ 235,222

2010	$120,090,607

2011	$205,719,244

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2003, for federal income tax purposes, post October losses of $34,718,273 were deferred to March 1, 2003.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Passport Research Ltd., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser's general partner is Federated Investment Management Company ("FIMC").

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by FIMC, an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B, Class C and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%

For the year ended February 28, 2003, Class F Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended February 28, 2003, the Fund's expenses were reduced by $195,986 under these arrangements.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government and short-term securities (and in-kind contributions), for the year ended February 28, 2003, were as follows:

Purchases	$640,307,693

Sales	$726,035,282

Purchases and sales of long-term U.S. government securities for the year ended February 28, 2003, were as follows:

Purchases	$11,612,906

Sales	$--

Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FEDERATED CAPITAL INCOME FUND, INC:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Capital Income Fund, Inc. (formerly, Federated Utility Fund, Inc.) (the "Fund") as of February 28, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended February 28, 1999 and 1998 were audited by other auditors, whose report dated April 19, 1999, expressed an unqualified opinion on such highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at February 28, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Capital Income Fund, Inc. as of February 28, 2003, the results of its operations, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
April 11, 2003

Board of Directors and Fund Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 138 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds--eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon reques t, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND DIRECTOR Began serving: April 1987	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: April 1999

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR Began serving: November 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: October 1995

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR Began serving: August 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: April 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: April 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: August 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: April 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: April 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: April 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Fund	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President and Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Investors
World-Class Investment Manager

Federated Capital Income Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 314286105
Cusip 314286204
Cusip 314286303
Cusip 314286402

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

G01049-01 (4/03)